SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


                      Date of Report: December 2, 2002



                           CompleTel Europe N.V.
             (Exact Name of Registrant as Specified in Charter)


  The Netherlands              000-30075                   98-0202823
  (State or other             (Commission                (IRS Employer
  jurisdiction of             File Number)               Identification #)
  incorporation)


                Blaak 16, 3011 TA Rotterdam, The Netherlands
                  (Address of Principal Executive Office)


                             (31) 10 43 00 844
            (Registrant's telephone number, including area code)


 ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

The following financial statements, pro forma financial information and exhibits, if any, are filed as part of this report:

(a)      Financial Statements of Business Acquired

         Not applicable

(b)      Pro Forma Financial Information

         Not applicable

(c)      Exhibits

99.1 Press release dated December 2, 2002, announcing that the Registrant's extraordinary general meeting of its shareholders will take place on Monday, December 16, 2002 at the offices of Stibbe, Stibbetoren, Strawinskylaan 2001, 1077 ZZ Amsterdam, The Netherlands, at 1:00 PM local time.

ITEM 9.  REGULATION FD DISCLOSURE.

On December 2, 2002, CompleTel Europe N.V. issued a press release announcing that the Registrant's extraordinary general meeting of its shareholders will take place on Monday, December 16, 2002 at the offices of Stibbe, Stibbetoren, Strawinskylaan 2001, 1077 ZZ Amsterdam, The
Netherlands, at 1:00 PM local time. The press release is attached hereto as
Exhibit 99.1.




                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COMPLETEL EUROPE N.V.


DATE:  December 2, 2002                     By: /s/ Alexandre Westphalen
                                               ____________________________
                                                Alexandre Westphalen
                                                VP - Finance